UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 19, 2018

Date of Report (date of earliest event reported)

Sigma Designs, Inc.

(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47467 Fremont Blvd.

Fremont, California 94538

(Address of principal executive offices)

(510) 897-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition

Preliminary Financial Results for Fourth Quarter and Full Fiscal Year 2018

The information contained in this Item 2.02 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

On March 19, 2018, Sigma Designs, Inc. (the “Company”) provided its preliminary results for the fourth fiscal quarter and full fiscal year ended February 3, 2018. The preliminary financial results for the fourth fiscal quarter and fiscal year 2018 set forth below are only preliminary estimates based on currently available information and do not present all necessary information for an understanding of the Company’s financial condition as of February 3, 2018, or its results of operations for the quarter or year ended February 3, 2018. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data and does not express an opinion or any other form of assurance with respect thereto. This preliminary financial information is not a comprehensive statement of the Company’s financial results for this period and should not be viewed as a substitute for full interim and annual financial statements prepared in accordance with GAAP. The Company’s actual results may differ from these preliminary results as a result of the completion of its quarter- and year- end closing procedures, review adjustments, audit adjustments and other developments that may arise between now and the time its financial results for this period are finalized and audited, and any such changes could be material. Accordingly, readers should not place undue reliance on these preliminary financial results. These preliminary results are not necessarily indicative of any future period and should be read together with the sections entitled “Risk Factors,” and “Cautionary Statement Regarding Forward-Looking Statements,” and with the Company’s financial statements, related notes and other financial information included or incorporated by reference into the Company’s filings with the Securities and Exchange Commission (the “SEC”), which readers may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect the Company’s business, results of operations and financial conditions.  Also, see the section below entitled “Use of Non-GAAP Financial Information” for additional information regarding the use of non-GAAP financial measures and Exhibit 99.1 attached to this Current Report on Form 8-K for a reconciliation of non-GAAP preliminary financial information to GAAP preliminary financial information.

Fourth Quarter Fiscal 2018 Preliminary Financial Results

Net revenue for the fourth quarter of fiscal 2018 was $26.5 million. This compares with net revenue of $33.9 million reported in the previous quarter, and net revenue of $42.7 million in the same period in fiscal 2017. Net revenue derived from the Company’s Z-Wave business (the “Z-Wave Business”) for the fourth quarter of fiscal 2018 was $13.9 million, compared with $14.4 million reported in the previous quarter and net revenue of $11.6 million the same period in fiscal 2017 for the Z-Wave Business.

GAAP gross margin in the fourth quarter of fiscal 2018 was 37.4%. This compares with GAAP gross margin of 50.5% in the previous quarter, and GAAP gross margin of 50.1% for the same period in fiscal 2017.

Non-GAAP gross margin in the fourth quarter of fiscal 2018 was 38.0%. This compares with non-GAAP gross margin of 54.7% in the previous quarter, and non-GAAP gross margin of 50.6% for the same period in fiscal 2017.

GAAP operating expenses in the fourth quarter of fiscal 2018 were $52.6 million. This compares with GAAP operating expenses of $36.0 million in the previous quarter, and GAAP operating expenses of $28.6 million for the same period in fiscal 2017.

The increase in operating expenses of $16.6 million during the fourth quarter of fiscal 2018 was the result of two primary factors.  First, the Company undertook a substantial reduction in force within its SmartTV and Set-top Box business. As a result, the Company incurred a significant increase in severance and other related costs, leading to the large increase in restructuring charges.  The severance charges were approximately $6.7 million.  In addition, the Company recorded impairment charges of $13.7 million in IP, mask set and design tools.  This impairment was due to the discontinuance of certain product lines and a Last Time Buy plan for the SmartTV and Set-Top Box business.

Non-GAAP operating expenses in the fourth quarter of fiscal 2018 were $28.0 million. This compares with non-GAAP operating expenses of $27.8 million in the previous quarter, and non-GAAP operating expenses of $26.0 million for the same period in fiscal 2017.

GAAP operating loss in the fourth quarter of fiscal 2018 was ($42.7) million. This compares with a GAAP operating loss of ($18.9) million in the previous quarter, and GAAP operating loss of ($7.2) million for the same period in fiscal 2017.

Non-GAAP operating loss in the fourth quarter of fiscal 2018 was ($17.9) million. This compares with a non-GAAP operating loss of ($9.3) million in the previous quarter, and non-GAAP operating loss of ($4.4) million for the same period in fiscal 2017.

Fiscal Year 2018 Preliminary Financial Results

Net revenue for fiscal 2018 was $139.5 million, compared with net revenue of $220.5 million in fiscal 2017. Net revenue derived from the Z-Wave Business in fiscal 2018 was $53.4 million, compared with $40.1 million from the Z-Wave Business in fiscal 2017.

GAAP gross margin in fiscal 2018 was 46.2%, compared with GAAP gross margin of 48.1% in fiscal 2017.

Non-GAAP gross margin in fiscal 2018 was 47.6%, compared with non-GAAP gross margin of 49.5% in fiscal 2017.

GAAP operating expenses in fiscal 2018 were $150.4 million. This compares with GAAP operating expenses of $117.3 million in fiscal 2017.

Non-GAAP operating expenses in fiscal 2018 were $108.7 million, compared with non-GAAP operating expenses of $107.4 million in fiscal 2017.

GAAP operating loss in fiscal 2018 was ($85.9) million, compared with GAAP operating loss of ($11.3) million in fiscal 2017.

Non-GAAP operating loss in fiscal 2018 was ($42.2) million. This compares with non-GAAP operating income of $1.8 million in fiscal 2017.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with GAAP, the Company reports non-GAAP financial measures, as it believes that evaluating its operating results may be difficult if limited to reviewing only GAAP financial measures. Non-GAAP financial measures are not a substitute for financial information prepared in accordance with GAAP. Therefore, non-GAAP financial measures should not be considered in isolation, but should be considered together with the most directly comparable GAAP financial measures and the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financials measures. The Company presents non-GAAP financial measures to provide investors with an additional tool to evaluate its operating results in a manner that focuses on what management believes to be its core, business operations. Furthermore, non-GAAP financial measures used by the Company may not be the same non-GAAP financial measures as those used by other companies; specifically, non-GAAP financial measures used by the Company may be calculated differently than other companies. Investors should, therefore, exercise caution when comparing non-GAAP financial measures used by the Company to similarly titled non-GAAP financial measures of other companies. The Company intends to calculate the various non-GAAP financial measures in future periods consistent with how they were calculated for the periods presented within this press release.

The Company’s non-GAAP financial measures exclude amortization of acquired intangibles, stock-based compensation, one-time legal and other professional fee expenses, net gain on the sale of and impairment of privately-held investments, impairment of purchased IP, mask sets and design tools used in production and one-time restructuring charges. The tax amounts included in the Company’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on the Company’s tax returns. In the GAAP to non-GAAP reconciliation set forth in Exhibit 99.1 to this Current Report on Form 8-K, the Company has disclosed the impact of these income tax adjustments in its calculation of its non-GAAP financial results.

The Company believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Company also believes the non-GAAP measures provide useful supplemental information for investors to evaluate the Company’s operating results in the same manner as the research analysts that follow the Company’s progress, all of whom present non-GAAP projections in their published reports.

The Company uses non-GAAP measures to evaluate and assess its performance and operating results on a consistent basis, and to measure and compare its performance with the financial projections published by analysts as well as its direct competitors in the industry, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial results. For example, the Company’s management has no control over certain variables that have a major influence in the determination of stock-based compensation. These variables include the volatility of its stock price and changing interest rates. The Company believes that all of these excluded expenses in its non-GAAP financial measures may not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in the Company’s GAAP financial results in the foreseeable future. The Company believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports and provides a better understanding of the overall performance of the business and its ability to perform in subsequent periods.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the Company’s preliminary financial results for the fourth quarter and full fiscal year 2018 as well as the Company’s anticipated financial results for the first quarter of fiscal 2019. These forward-looking statements are based on current expectations and beliefs of the management of the Company, as well as assumptions made by, and information currently available to, such management, and involve risks and uncertainties, many of which are outside of the Company’s and its management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, readers should not place undue reliance on such statements.

The forward-looking statements in this Current Report on Form 8-K involve risks and uncertainties, and actual results may differ materially from those referred to in these forward-looking statements due to a number of factors, including but not limited to: the risk that, upon completion of further closing and audit procedures, the financial results for the fourth quarter and full fiscal year 2018 are different than the results set forth in this Current Report on Form 8-K. In addition, particular uncertainties that could materially affect future results include any risks associated with the proposed Asset Sale (as defined below), other potential divestitures and the Company’s proposed liquidation, such as: (1) the risk that the conditions to the closing of the Asset Sale are not satisfied; (2) uncertainties as to the timing of the consummation of the Asset Sale and the ability of each party to consummate the Asset Sale; (3) risks that the proposed Asset Sale and announced planned liquidation disrupt the current plans and operations of the Company; (4) unexpected costs, charges or expenses resulting from the Asset Sale, other potential divestitures and the proposed liquidation; (5) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Asset Sale, other potential divestitures and the proposed liquidation; and (6) the ability of the Company to continue to explore alternatives to increase the available cash for distribution to shareholders through the previously reported plan to wind down or divest its remaining businesses over the next 12 months.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as comprehensive and should be read in conjunction the Company’s filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. The Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01. Regulation FD

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

First Quarter Fiscal Year 2019 Financial Guidance

On March 19, 2018, the Company also provided preliminary guidance for its anticipated financial performance in the first quarter of fiscal 2019 ending May 5, 2018. As a result of the Company’s previously announced proposed asset sale transaction with Silicon Laboratories Inc. (“Silicon Labs”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 7, 2017, by and among the Company, Silicon Labs and Seguin Merger Subsidiary, Inc. (the “Agreement”) and the Company’s previously announced intention to liquidate and attempt to divest its remaining businesses, the Company’s ability to predict its results for the first fiscal quarter is limited. Under the terms of the Agreement, the Company is proposing to sell to Silicon Labs all of the assets which relate to its Z-Wave Business, and Silicon Labs would assume all of the Company’s liabilities related to the Company’s Z-Wave Business, for $240 million in cash (the “Asset Sale”). In connection with the Asset Sale and its proposed liquidation, the Company has also previously announced its intention to divest or wind down its Smart TV and Set-top Box business as well as its Mobile IoT business. The proposed Asset Sale, liquidation and certain other matters are subject to shareholder approval and are more fully described in a preliminary proxy statement that the Company has filed with the SEC. Please refer to the section below entitled “Additional Information and Where to Find It” for additional information about the preliminary proxy statement.

In providing the guidance below, the Company has made certain assumptions, which may or may not prove to be accurate. The Company has made the following material assumptions, among others, in deriving the guidance below: (i) the Asset Sale is consummated on April 1, 2018, resulting in approximately two months of financial results from the Z-Wave Business; and (ii) no divestment is made of the Smart TV and Set-top Box business or the Mobile IoT business. Based upon these and other assumptions, and the qualifications and limitations set forth below, the Company currently anticipates the following performance in the first fiscal quarter of fiscal 2019:

Net revenue of between $6.5 million and $7.5 million.

Non-GAAP gross margin of between 44.0% and 47.0%.

Non-GAAP operating expenses of between $17.0 million and $18.0 million.

The Company cannot guarantee that it will achieve the guidance or that its financial results for the first quarter of fiscal 2019 will not materially vary from the guidance. The guidance has not been updated since it was prepared, and does not take into account any circumstances or events occurring after the date it was prepared. For the foregoing and other reasons, readers are cautioned that the guidance should not be regarded as a representation or guarantee that the results will be achieved and they should not rely on the guidance. In addition, the Company is not presenting anticipated GAAP operating expenses and a reconciliation to the anticipated non-GAAP operating expenses amount, because the information needed to complete a reconciliation, such as anticipated stock-based compensation expenses, is unavailable at this time without unreasonable effort; and therefore, the Company is not readily able to reconcile the projected non-GAAP operating expenses to GAAP operating expenses.

The disclosure set forth under headings “Use of Non-GAAP Financial Information” and “Forward-Looking Statements” under Item 2.02 above is incorporated herein by reference.

Additional Information and Where to Find it

The Company has filed a preliminary proxy statement and intends to file a definitive proxy statement in connection with the announced Asset Sale and its intention to liquidate and dissolve following the Asset Sale. Investors and security holders of the Company are urged to read such proxy statement (including any amendments or supplements thereto) and any other relevant documents in connection with the Asset Sale and the proposed liquidation that the Company has filed and will file with the SEC upon such documents becoming available, because they will contain important information about the Company, the Asset Sale and proposed liquidation. Such materials filed by the Company with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Investor Relations page on the Company’s website at www.sigmadesigns.com or by writing to the Company’s Secretary at 47467 Fremont Blvd. Fremont, CA 94538 USA. For any questions concerning the proxy statement or the information provided therein, please contact our proxy solicitor, D.F. King & Co., at 48 Wall Street, New York, NY 1005, via email at sigm@dfking.com, or by phone at (800) 467-0821.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Asset Sale and proposed liquidation. Additional information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on July 17, 2017, Annual Report on Forms 10-K and 10-K/A for the fiscal year ended January 28, 2017, and Current Report on Form 8-K filed with the SEC on February 27, 2018. Information regarding their direct or indirect interests in the Asset Sale and proposed liquidation is set forth in the preliminary proxy statement and other materials filed with SEC and will be set forth in the definitive proxy statement and other materials to be filed with the SEC.

Item 9.01. Financial Statements and Exhibits

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

(d)	Exhibits.

Exhibit	Description

99.1	GAAP to Non-GAAP Preliminary Financial Results Reconciliation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2018		SIGMA DESIGNS, INC.

	By:	/s/ Elias Nader
Elias Nader Interim President and Chief Executive Officer (Principal Executive Officer); and Chief Financial Officer (Principal Financial Officer)